Exhibit 10.3

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
SUPPLEMENTAL AGREEMENT NO. 34

to

PURCHASE AGREEMENT NO. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 34 (SA-34) To PURCHASE AGREEMENT NO. 03735, entered into as of March 19 , 2025 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, Boeing and Customer agree to [****] ([****]) [****].

WHEREAS, Boeing and Customer agree to [****] ([****]) [****].

WHEREAS, Boeing and Customer agree to [****] update the letter agreement pertaining to [****].

PA 03735    SA-34, Page 1
BOEING AND AMERICAN PROPRIETARY

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree that the Purchase Agreement is amended and supplemented as set forth below and otherwise agree as follows:

1.Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-33 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-34 in the footer to reflect changes made to the Purchase Agreement by this SA-34. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.Letter Agreements.
2.1Letter Agreement No. AAL-PA-03735-LA-1106651R14 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106651R15, including attachments thereto, (attached hereto) entitled “[****]”, (Revised [****] Letter Agreement) referencing SA-34 in the footer. The Revised [****] Letter Agreement, including attachments thereto, is hereby incorporated into the Purchase Agreement.
2.2Letter Agreement No. AAL-PA-03735-LA-2306983 is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-2306983R1 (attached hereto) entitled “[****]”, (Revised [****] Letter Agreement) referencing SA-34 in the footer. The Revised [****] Letter Agreement is hereby incorporated into the Purchase Agreement.
3.Advance Payments.
3.1    Upon execution of this SA-34, [****] ([****]) of [****] by Customer for the [****] ([****]) [****] referenced herein will be [****] ([****]) [****] referenced herein.
4.Miscellaneous.
4.1The Purchase Agreement is amended and supplemented as set forth above by the revised Table Of Contents, Revised [****] Letter Agreement, and Revised [****] Letter Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
4.2References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the letter agreement listed in the left column of the below table shall be deemed to refer to the corresponding revised versions of the supplemental exhibits and letter agreement listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement No. AAL-PA-03735-LA-1106651R14	Letter Agreement No. AAL-PA-03735-LA-1106651R15
Letter Agreement No. AAL-PA-03735-LA-2306983	Letter Agreement No. AAL-PA-03735-LA-2306983R1
PA 03735    SA-34, Page 2

BOEING AND AMERICAN PROPRIETARY

4.3If Boeing or Customer determines that references described in Section 4.2 of this SA-34 should be further amended or other references in the Purchase Agreement and any supplemental agreements and associated letter agreements need to be amended as a result of this SA-34, then Boeing and Customer will work together for a mutually agreeable solution.

The rest of this page is intentionally left blank

PA 03735    SA-34, Page 3

BOEING AND AMERICAN PROPRIETARY

AGREED AND ACCEPTED this

March 19, 2025
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP, Financial Planning & Analysis
Title	Title

PA 03735    SA-34, Page 4

BOEING AND AMERICAN PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R12 1-2R1 1-3R6 1-4R7 1-5R3 1-6 1-7	Aircraft Information Table [****] Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments [****] Aircraft Delivery, Description, Price, and Advance Payments	19 32 19 29 32 32 32
EXHIBITS
AR1 A2 A3 A4	Aircraft Configuration Revised Delivery Aircraft Configuration [****] Delivery Aircraft Configuration [****] Aircraft Configuration	6 9 29 32
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1. BFE2.	BFE Variables – [****] BFE Variables – [****]	32
CS1R1. CS1-2.	Customer Support Variables Customer Support Variables [****]	4 33
EE1. EE1-2.	[****] [****]	33
SLP1.	[****]
PA-03735        Page 1 of 3
    SA-34
BOEING AND AMERICAN PROPRIETARY

LETTER AGREEMENTS		SA NUMBER
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R8	[****]	32
LA1106651R15	[****]	34
LA-1106652R3	[****]	32
LA-1106654R1	[****]	32
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[****]	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R4	[****]	32
LA-1106660R1	Spare Parts Initial Provisioning	33
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670R1	Confidentiality	32
LA-1106671R2	Miscellaneous Commitments	32
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852	[****]
LA-1603773	[****]	5
LA-1605402R1	[****]	23
LA-1700919	[****]	7
LA-1801206	[****]	9
LA-2002704	[****]	11
LA-2002743	[****]	11
LA-2003342	[****]	11
LA-2003486	[****]	14
LA-2204032R1	[****]	32
LA-2306974	[****]	32
LA-2306975	[****]	32
LA-2306976	[****]	32
LA-2306977	[****]	32
LA-2306978	[****]	32
LA-2306979	[****]	32
LA-2306980	[****]	32
LA-2306981	[****]	32
PA-03735        Page 2 of 3
    SA-34
BOEING AND AMERICAN PROPRIETARY

LETTER AGREEMENTS, continued		SA NUMBER
LA-2306982	[****]	32
LA-2306983R1	[****]	34
LA-2306984	[****]	32
LA-2306985	[****]	32
LA-2306986	[****]	32
LA-2402910	[****]	33

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.
PA-03735        Page 3 of 3
    SA-34
BOEING AND AMERICAN PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106651R15
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in [****] to the Purchase Agreement as of the date of execution of this Letter Agreement, [****] ([****] and [****] ([****]). As of the Effective Date (as defined in Supplemental Agreement No. 34 to the Purchase Agreement (SA-34)) of SA-34 to the Purchase Agreement, there are [****].
2.[****].
2.1Intentionally Omitted.
2.2Intentionally Omitted.
2.3[****]. The [****] with [****] ([****]) in [****] ([****]) [****] for each [****] are listed in Attachment B to this Letter Agreement. No later than [****] to the [****] in each calendar [****] for years [****], Boeing will provide written notice setting forth [****] with [****] in such calendar [****] ([****]). However, [****], the [****] for such [****] will be [****]. Such notice will constitute an amendment to Attachment B to this Letter Agreement.
3.Configuration.
3.1Subject to the provisions of Section 3.2 below, [****] the Detail Specification for the Aircraft [****] at the time of [****] (as defined in Section 8 below). Such Detail Specification will be revised to include:
(i)[****],
(ii)[****], and
AAL-PA-03735-LA-1106651R15    SA-34
[****]    Page 1 of 5
BOEING AND AMERICAN PROPRIETARY

(iii) [****].
3.2[****] the right to [****] the [****] starting from a [****]; [****] which would result pursuant to the provisions of Section 3.1 above.
4.Price.
4.1The [****] for each of the [****] to this Letter Agreement.
4.2The [****] for each of the [****] shall be [****] ([****]) [****].
4.3The [****] shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of [****].
5.Payment.
5.1[****].
5.2[****].
5.3[****].
6.Reserved.
7.[****].
7.1Customer may [****] to Boeing [****] ([****]):
7.1.1Intentionally Omitted.
7.1.2[****].
7.2Reserved.
8.[****].
8.1[****].
8.2Reserved.
8.2.1Reserved.
8.2.2    Reserved.
8.3     Reserved.
    8.3.1    Reserved.
AAL-PA-03735-LA-1106651R15    SA-34
[****]    Page 2 of 5
BOEING AND AMERICAN PROPRIETARY

9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
10.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

AAL-PA-03735-LA-1106651R15    SA-34
[****]    Page 3 of 5
BOEING AND AMERICAN PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	March 19, 2025

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP, Financial Planning & Analysis

Attachments:
Attachment A – Intentionally Omitted.
Attachment B – 737-10 [****] Aircraft
AAL-PA-03735-LA-1106651R15        SA-34
[****]    Page 4 of 5
BOEING AND AMERICAN PROPRIETARY

Attachment B To Letter Agreement No. AAL-PA-03735-LA-1106651R15 737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-10	[****	Configuration Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B27	[****]	Airframe Price Base Year/Escalation Formula:		[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features Estimate:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):		[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE)/In-Flight Entert		$[****]
Non-Refundable Deposit/Aircraft:		$[****]

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2029	2	No
[****]-2029		Yes
[****]-2029		No
[****]-2029	1	No
[****]-2029		Yes
[****]-2029		No
[****]-2029	2	No
[****]-2029		Yes
[****]-2029		No
[****]-2029	1	No
[****]-2029		Yes
[****]-2029		No
[****]-2029	1	No
[****]-2029		Yes
[****]-2029		No
[****]-2029	1	No
[****]-2029		Yes
[****]-2029		No
[****]-2029	1	No
[****]-2029		Yes
[****]-2029		No
[****]-2029	1	No
[****]-2029		Yes
[****]-2029		No

AAL-PA-03735-LA-1106651R15 122666-1O.txt Attachment B - [****] Aircraft

Boeing and American Proprietary

SA-34 Page 1

Attachment B To Letter Agreement No. AAL-PA-03735-LA-1106651R15 737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2030	2	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	2	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	2	No
[****]-2030		Yes
[****]-2030		No
[****]-2030	1	No
[****]-2030		Yes
[****]-2030		No
[****]-2031	3	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	3	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No

AAL-PA-03735-LA-1106651R15 122666-1O.txt Attachment B - [****] Aircraft

Boeing and American Proprietary

SA-34 Page 2

Attachment B To Letter Agreement No. AAL-PA-03735-LA-1106651R15 737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2031	2	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	2	No
[****]-2031		Yes
[****]-2031		No
[****]-2031	1	No
[****]-2031		Yes
[****]-2031		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	2	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2032		No

AAL-PA-03735-LA-1106651R15 122666-1O.txt Attachment B - [****] Aircraft

Boeing and American Proprietary

SA-34 Page 3

Attachment B To Letter Agreement No. AAL-PA-03735-LA-1106651R15 737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2032	1	No
[****]-2032		Yes
[****]-2032		No
[****]-2032	1	No
[****]-2032		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	2	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	2	No
[****]-2033		Yes
[****]-2033		No
[****]-2033	1	No
[****]-2033		Yes
[****]-2033		No
[****]-2034	2	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No

AAL-PA-03735-LA-1106651R15 122666-1O.txt Attachment B - [****] Aircraft

Boeing and American Proprietary

SA-34 Page 4

Attachment B To Letter Agreement No. AAL-PA-03735-LA-1106651R15 737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	2	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2034		Yes
[****]-2034		No
[****]-2034	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	1	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	3	No
[****]-2035		Yes
[****]-2035		No
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No

AAL-PA-03735-LA-1106651R15 122666-1O.txt Attachment B - [****] Aircraft

Boeing and American Proprietary

SA-34 Page 5

Attachment B To Letter Agreement No. AAL-PA-03735-LA-1106651R15 737-10 [****] Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Nominal Delivery
Date	Aircraft	Month
[****]-2035	2	No
[****]-2035		Yes
[****]-2035		No
Total:	87

Note: [****] to Letter Agreement No. AAL-PA-3735-11066508R8

AAL-PA-03735-LA-1106651R15 122666-1O.txt Attachment B - [****] Aircraft

Boeing and American Proprietary

SA-34 Page 6

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-3735-LA-2306983R1

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas     75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[****].
[****] ([****]) [****] ([****]) and [****] ([****]) [****] ([****]) as set forth in Attachment A to this Letter Agreement ([****]). In [****] ([****]) [****] of the Purchase Agreement ([****]), the following [****]:
2.[****].
2.1[****].
2.1.1Boeing [****] ([****]) [****] ([****]) in the [****] ([****]) for [****] ([****]). The [****].
2.1.2If [****] (i) [****], (ii) [****], or (iii) [****] (each a [****]), then [****] either by (i) [****] or (ii) [****] under the Purchase Agreement.
2.2[****].
2.2.1Boeing [****] ([****] and collectively ,with the [****], the [****]) in [****] ([****]) for [****] ([****]).
2.2.2A [****] pursuant to Article 2.2.1 above and [****].
2.2.3If Customer [****] set forth in Attachment A of this Letter Agreement ([****]), then Boeing [****].
2.2.4If Boeing and Customer [****] ([****]), a [****].
2.2.5If [****] in accordance with the Purchase Agreement [****] pursuant to (i) [****] ([****]), (ii) [****], or (iii) [****] ([****]), Boeing will [****]. For the avoidance of doubt, [****].
AAL-PA-3735-LA-2306983R1                                SA-34

BOEING AND AMERICAN PROPRIETARY

2.3For additional clarity, the [****] is [****] to (and [****]) [****] pursuant to [****] of Letter Agreement AAL-PA-03735-LA-1106671R2 entitled “Miscellaneous Commitments for Boeing Model 737 MAX Aircraft” (the Misc. Commitments LA).
2.4Reserved.
2.5Reserved.
2.6If [****] (as defined below), then for [****] (the [****]). Customer [****] (i) [****] or (ii) by [****] under the Purchase Agreement. For the purposes of this Section 2.6, a “[****]” is where there [****]t (i) pursuant to [****] (as amended from time to time, specifically by the [****]), (ii) pursuant to [****], or (iii) pursuant to [****] of Letter Agreement AAL-PA-03735-LA-2306984 entitled “[****]”.
3.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670R1 entitled “Confidentiality”.

4.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

ACCEPTED AND AGREED TO this

Date:	March 19, 2025

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines Inc.	Name:	The Boeing Company

Title:	VP, Financial Planning & Analysis	Title:	Attorney-In-Fact

AAL-PA-3735-LA-2306983R1                                SA-34

BOEING AND AMERICAN PROPRIETARY

Attachment A to LA-2306983R1

	Model	Target Delivery Month
1	[****]	[****]	[****] Aircraft
2	[****]	[****]
3	[****]	[****]
4	[****]	[****]
5	[****]	[****]
6	[****]	[****]
7	[****]	[****]
8	[****]	[****]
9	[****]	[****]
10	[****]	[****]
11	[****]	[****]
12	[****]	[****]
13	[****]	[****]
14	[****]	[****]
1	[****]	[****]	[****] Aircraft
2	[****]	[****]
3	[****]	[****]
4	[****]	[****]
5	[****]	[****]
6	[****]	[****]
7	[****]	[****]
8	[****]	[****]
9	[****]	[****]
10	[****]	[****]

AAL-PA-3735-LA-2306983R1                                SA-34

BOEING AND AMERICAN PROPRIETARY